LOAN CONVERSION AGREEMENT

WHEREAS, from on or about July 28, 2005 through November 28, 2005, Titan Global Holdings, Inc., a Utah corporation (the "Company"), borrowed an aggregate of $573,696.85 (the "Loans") from Farwell Equity Partners, LLC, a Delaware limited liability company ("Farwell");

WHEREAS, the Loans are due and payable on December 31, 2005, together with accrued interest thereon in the amount of $17,996.46, for a total balance due of $591,663.31 (the "Debt");

WHEREAS, the Company and Farwell wish to have the Debt satisfied through the issuance of restricted shares of common stock of the Company;

NOW, THEREFORE, in consideration of the foregoing promises, the Company and FEP hereby agree as follows:

1. Effective as of December 30, 2005, the Debt shall be repaid in its entirety to Farwell through the issuance of 9,253,414 shares of the Company's common stock (the "Shares") which is based on $0.0639 per share. Farwell understands that the certificates or other instruments representing the Shares, until such time as the resale of the have been registered under the Securities Act of 1933 Act or such legend is not otherwise required pursuant to applicable law, shall bear any legend as required by the "blue sky" laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

2. The Seller and the Purchaser each agree to execute and deliver such other documents or agreements and to take such other action as may be reasonably necessary or desirable for the implementation of this Agreement and the consummation of the transactions contemplated hereby.

3. The parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of any federal or state court located within the State of Delaware over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby and each party hereby irrevocably agrees that all claims in respect of such dispute or any suit, action proceeding related thereto may be heard and determined in such courts. The parties hereby irrevocably waive, to all fullest extent permitted by applicable Law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

4. This Agreement (including the schedules and exhibits hereto) represents the entire understanding and agreement among the parties hereto with respect to the subject matter hereof and can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the party against whom enforcement of any such amendment, supplement, modification or waiver is sought. No action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any party to exercise, and no delay in excercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

5. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

6. If any provision of this Agreement is invalid or unenforceable, the balance of this Agreement shall remain in effect.

7. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any person or entity not a party to this Agreement except as provided below. No assignment of this Agreement or of any rights or obligations hereunder may be made by either the Seller of the Purchaser (by operation of law or otherwise) without the prior written consent of the other parties hereto and any attempted assignment without the required consents shall be void.

TITAN GLOBAL HOLDINGS INC.

By:	/s/ David Marks,
David Marks
Managing Member

FARWELL EQUITY PARTNERS LLC.

By:	/s/ David Marks,
David Marks,
Managing Member